Exhibit 10.2


                     ADDENDUM TO MEMORANDUM OF UNDERSTANDING

The following addendum made this 8 day of January, 2002 by and between Internet Cable Corporation, a Nevada corporation ("ICBL") with offices Located at 195 Rivera Drive, Unit 2, Markham, Ontario L3R 5J6 Canada, and Timothy Karnes ("Karnes") residing at 1205 Waterfront Drive, Mt. Pleasant, SC 29464 sets forth a binding modification of the agreement by and between the parties hereto, entered to on October 29, 2001, subject to the terms and conditions as contained herein.

WHEREAS, the parties have previously entered into a Memorandum of Understanding which settles various issues between them, and

WHEREAS, ICBL and Karnes wish to modify the terms of such Memorandum of Understanding.

NOW THEREFORE to parties hereto agree to the following changes:

          l) Karnes obligation to deliver shares of ICBL's common stock in escrow shall be reduced to 225,000 from 240,000.

          2) ICBL obligation to deliver 116,000 shares and or options to Karnes as and for settlement of any obligations due to the termination and any amounts due under an employment contract between the parties, shall be reduced to 100,000 shares and or options as the parties hereto agree.

          3) All other terms of the Memorandum of Understanding by and between Karnes and ICBL shall remain in full force and effect and are incorporated by reference herein.

          4) This Memorandum may be executed by one or more of the parties hereto in any number or separate counterparts, each of which when so executed shall be deemed to be an original and all or which taken together shall be deemed to constitute one and the same instrument.

          5) This agreement may be executed by facsimile, which shall be deemed to constitute an original signature.

WHEREFORE, the Parties hereto execute tins Addendum with the intent that they be legally and equitably bound by its terms.

Signed:/s/Joseph Melanson                   Signed:/s/Timothy Karnes
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                                                   Timothy Karnes

Internet Cable Corporation
By: Joseph Melanson CEO

Date: 5/15/02                               Date: 1/8/02
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